Supplement Dated September 12, 2024

to the Prospectus dated May 1, 2010

for

Qualified Variable Deferred Group Annuity Contract

issued by

Horace Mann Life Insurance Company

through

Horace Mann Life Insurance

Group Annuity Separate Account

This Supplement updates certain information contained in the above-referenced Prospectus regarding the Underlying Fund investment options available under the qualified variable group annuity contract (“Group Contract”) and certificates thereunder (“Certificates”) in which certain Chicago Public School employees invest (“you” or “Participants”). Please read this Supplement carefully and retain it with the Prospectus for future reference.

The BlackRock Liquidity TempFund (the “BlackRock Fund”) was liquidated on September 5, 2024 (the “Liquidation Date”). Since the Group Contract and Certificates currently do not make available a money market fund as an Underlying Fund investment option, Variable Account Value in the Subaccount that invested in the BlackRock Fund (the “BlackRock Subaccount”) was transferred to the fixed account investment option under the Group Contract and Certificates. Horace Mann Life Insurance Company (the “Company,” “we” or “us”) credits monies held in the fixed account with an annual rate of interest of three (3) percent.

On or about September 16, 2024, the Company plans to add the Goldman Sachs Government Money Market Fund – Institutional Shares (“Goldman Sachs Fund”) as an Underlying Fund investment option under the Group Contract and Certificates. As of the close of business on the date the Goldman Sachs Fund becomes available as an investment option under the Group Contract and Certificates, Variable Account Value that was previously invested in the BlackRock Subaccount and interest credited for the time those monies were held in the fixed account will be automatically transferred to a new Subaccount that invests in the Goldman Sachs Fund (the “Goldman Sachs Subaccount”).

The investment objective of the Goldman Sachs Fund is substantially identical to the investment objective of the BlackRock Fund. In that regard, the Goldman Sachs Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. For the fiscal year ended December 31, 2023, the total annual fund operating expenses for the Goldman Sachs Fund both before and after taking into account fee waiver and expense reimbursement arrangements were lower than those for the BlackRock Fund. As of December 31, 2023, the total annual fund operating expenses for the Goldman Sachs Fund were 0.21% before any fee waivers and expense reimbursements and 0.18% after fee waivers and expense reimbursements.

Your rights and our obligations under the Group Contract and Certificates will not change as a result of the transfer of Variable Account Value and credited interest to the Goldman Sachs

Subaccount (the “Transfer”). There will be no changes to the fees and charges under the Group Contract and the Certificates as a result of the Transfer. No fees or charges will be assessed in connection with the Transfer. There will be no adverse tax consequences to you as a result of the Transfer. The Transfer will not count against any limitation on transfers from the fixed account under the Group Contract and your Certificate.

Remember, you have the right under your Certificate to transfer Variable Account Value without charge from a Subaccount, including the Goldman Sachs Subaccount, to any other Subaccount and the fixed account. We do not limit the number of transfers you can make in a Certificate Year. We also do not impose a surrender charge on withdrawals under the Certificates. However, if you request a withdrawal from your Certificate, the withdrawal may be subject to federal income tax and possibly a penalty tax. Please refer to the Prospectus for further information.

Any Net Purchase Payments or dollar cost averaging or rebalancing program allocations designated for the BlackRock Subaccount after the date of the Transfer will be allocated to the Goldman Sachs Subaccount. Participants invested in the BlackRock Subaccount as of the Liquidation Date will be provided with a summary prospectus for the Goldman Sachs Fund. You may change your instructions for dollar cost averaging or rebalancing program allocations at any time by contacting us at 1-800-999-1030 or visiting our website at www.horacemann.com.

Table of Annual Underlying Fund Operating Expenses. On page 7 of the Prospectus, the table of Total Annual Underlying Fund Operating Expenses is revised as follows:

Total Annual Underlying Fund Operating Expenses1

	Lowest	Highest
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.21%	1.34%
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses) after Contractual Fee Waiver or Reimbursement[2]	0.18%	1.34%

The Underlying Funds may impose a redemption fee on certain transactions and these are not reflected above. Please see “Transactions – Market Timing” section in the Prospectus for a discussion of these fees.

1

The portfolio expenses used to prepare this table were provided to the Company by the Underlying Funds. The Company has not independently verified such information. The expenses shown are for the Underlying Funds’ fiscal year-end December 31, 2023. Current or future expenses may be greater or less than those shown.

2

The Total Annual Underlying Fund Operating Expenses after Contractual Fee Waiver or Reimbursement line in the above table shows the minimum and maximum fees and expenses charged by any of the Underlying Funds after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Participants and will continue past the current year.

*   *   *   *   *

If you have any questions about your Certificate or how these changes may affect you, please do not hesitate to contact us at 1-800-999-1030. Detailed information about any of the Underlying Funds, including the Goldman Sachs Fund, can be found in the current prospectuses for those Funds. You may order prospectuses by calling 1-800-999-1030 or writing 1 Horace Mann Plaza, Springfield, IL 62715 or visiting our website at www.horacemann.com.

3